SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                  JUNE 7, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-25056                   59-3262958
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)

                             Two World Trade Center
                               New York, New York
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                      10048
                                    --------
                                   (Zip Code)

                                 (212) 748-7000
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                         The Exhibit Index is on Page 5

                                Page 1 of 7 Pages

Item 5.  Other Events

         On June 7, 2001, Maxcor Financial Group Inc. (the "Registrant") held its annual meeting of stockholders (the "Meeting"). At the Meeting, shareholders re-elected three directors - Keith E. Reihl, William B. Wigton and Oscar M. Lewisohn - as Class II directors of the Registrant, to serve terms expiring at the Registrant's third succeeding annual meeting of stockholders in 2004.

         In addition, shareholders at the Meeting ratified the appointment of PricewaterhouseCoopers LLP as the Registrant's independent accountants for the year ending December 31, 2001.

         At the Meeting, 7,234,889 shares of the Registrant's common stock, par value $.001 per share ("Common Stock"), were represented by proxy or ballot, comprising approximately 95.9% of the 7,543,493 shares of Common Stock outstanding at the close of business on April 26, 2001, the record date for the Meeting. Specific voting results for each of the two proposals described above were as follows:

                 1.      Election of Directors:

                         KEITH E. REIHL
                         For:                  7,226,690
                         Withheld:                 8,199

                         WILLIAM B. WIGTON
                         For:                  7,226,690
                         Withheld:                 8,199

                         OSCAR M. LEWISOHN
                         For:                  7,226,690
                         Withheld:                 8,199

                 2.      Ratification of Appointment of Independent Accountants:

                         For:                  7,229,189
                         Against:                  3,700
                         Abstain:                  2,000


                               Page 2 of 7 Pages

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99.1     Press Release, dated June 7, 2001.

Item 9.  Regulation FD Disclosure

         A press release of the Registrant issued on June 7, 2001, describing the execution of a letter of intent for the restructuring of the Registrant's Tokyo operations, is furnished herewith and attached hereto as Exhibit 99.1.

         The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 100(e)(2).


                                Page 3 of 7 Pages

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MAXCOR FINANCIAL GROUP INC.


                                     By: /s/ GILBERT SCHARF
                                        ----------------------------------------
                                        Name:  Gilbert Scharf
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer

Date: June 8, 2001

                                Page 4 of 7 Pages

                                  EXHIBIT INDEX

Exhibit No.                       Description                          Page No.
-----------                       -----------                          --------

99.1                     Press Release, dated June 7, 2001                6



                               Page 5 of 7 Pages